Exhibit 10.1

           FIFTH NOTE EXTENSION AGREEMENT

THIS FIFTH EXTENSION AGREEMENT is entered into as of the 13th day of December, 2014 between MANHATTAN BRIDGE CAPITAL, INC., with offices at 60 Cutter Mill Road, Great Neck, New York 11021 (hereinafter “Borrower”), ASSAF RAN, residing at 37 Hawthorne Lane, Great Neck, New York 11023, ("Guarantor") and STERLING NATIONAL BANK, having an office at 400 Rella Boulevard, Montebello, New York 10901 (“Lender”).

           W I T N E S S E T H

WHEREAS, Lender is the owner and holder of a certain Revolving Credit Line Note in the original principal amount of up to $3,500,000.00 dated May 2, 2012 (the “Note”) executed and delivered by Borrower to Lender evidencing a loan or advances of up to $3,500,000.00 (the “Loan”) which may be made from time to time by Lender to Borrower which advances will be made pursuant to the terms and conditions of a certain Revolving Line of Credit Loan Agreement (the “Loan Agreement”) also dated May 2, 2012; and

WHEREAS, the Note is secured by a Pledge and Security Agreement dated as of May 2, 2012 (the “Pledge”) pursuant to which Borrower pledged and assigned to Lender certain “Collateral” as defined in the Pledge,

WHEREAS, all obligations and liabilities of Borrower under the Note and Pledge have been absolutely and unconditionally guaranteed pursuant to Guaranty of Payment executed by the Guarantor to Lender dated May 2, 2012 (the “Guaranty”) (the Note, Loan Agreement, Pledge, Guaranty, and all other documents executed or delivered in connection with the Loan are hereinafter referred to as the “Loan Documents”),

WHEREAS, by Amendment Agreement dated as of January 1, 2013 (the “First Amendment”), the Lender made an additional revolving facility available to Borrower in the amount of $1,500,000.00 such that the maximum amount available pursuant to the Loan Agreement was increased to $5,000,000.00,

WHEREAS, by Note Extension Agreement dated as of May 1, 2013 (the “First Extension”), the Maturity Date of the Note was extended until July 1, 2013,

WHEREAS, by Second Note Extension Agreement dated as of July 1, 2013 (the “Second Extension”), the Maturity Date of the Note was extended until July 1, 2014,

WHEREAS, by Second Amendment Agreement dated as of July 1, 2013 (the “Second Amendment”), the Lender made an additional revolving facility available to Borrower in the amount of $2,000,000.00 such that the maximum amount available pursuant to the Loan Agreement was increased to $7,000,000.00,

WHEREAS, by Third Note Extension Agreement dated as of June 24, 2014 (the “Third Extension”), the Maturity Date of the Note was extended until October 29, 2014,

WHEREAS, by Third Amendment Agreement dated as of July 15, 2014 (the “Third Amendment”), the Lender made an additional revolving facility available to Borrower in the amount of $700,000.00 for a limited period of thirty (30) days (deeming the Loan, with all previous Extensions and Amendments, consolidated), such that the maximum amount available through November 14, 2014 pursuant to the Loan Agreement was increased to $7,700,000.00,

WHEREAS, by Fourth Note Extension Agreement dated as of October 29, 2014 (the “Fourth Extension”), the Maturity Date of the Note was extended until December 13, 2014,

WHEREAS, by Fourth Amendment Agreement dated as of November 14, 2014 (the “Fourth Amendment”), the Lender made an additional revolving facility available to Borrower in the amount of $700,000.00 for a limited period of thirty (30) days (deeming the Loan, with all previous Extensions and Amendments, consolidated) such that the maximum amount available through December 13, 2014 pursuant to the Loan Agreement was increased to $7,700,000.00,

WHEREAS, there is now due and owing on the Note and secured by the Pledge an unpaid principal balance of SEVEN MILLION SEVEN HUNDRED THOUSAND and 00/100 ($7,700,000.00) DOLLARS,

WHEREAS, Borrower and Guarantor have requested that Lender extend the term of the Note and the term of the additional revolving facility, and Lender has agreed to do so, in consideration of the covenants hereinafter made by Borrower,

WHEREAS, Lender is willing to consent to such request, but only on the following terms and conditions,

NOW, in consideration of Ten ($10.00) Dollars good and valuable consideration the receipt and adequacy of which is hereby acknowledged, it is hereby understood and agreed as follows:

1.           Covenant to Pay. Borrower does hereby covenant and agree to pay the current unpaid principal balance on the Note of SEVEN MILLION SEVEN HUNDRED THOUSAND AND 00/100 ($7,700,000.00) DOLLARS which is due to Lender as of the date hereof without offset, defense or counterclaim of any kind or nature whatsoever.

2.           Extension of Maturity Date of Note. The Maturity Date of the Note is hereby extended from December 13, 2014 to June 11, 2015, upon which date the entire unpaid principal balance of the Note and all accrued interest thereon shall be due and payable in full. A payment of $700,000.00, representing the additional revolving facility made as of November 14, 2014, which was due on December 13, 2104, is hereby extended until February 11, 2015, upon which date $700,000.00 is due and payable in full.

3.           Ratification of Guaranty of Payment. In order to induce Lender to enter into this Agreement, Guarantor hereby ratifies and confirms his continuing, absolute, unconditional, liability on the Guaranty in the principal amount of $7,700,000.00, with interest thereon as provided for in the Note, as well all other “Obligations” as such term is defined in the Guaranty. Guarantor hereby confirms there are no offsets or defenses to the Guaranty, as amended and ratified hereby.

4.           Loan Documents Continued. Except as otherwise provided herein, the Note, the Loan Agreement, the Pledge, the Guaranty, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the First Extension, the Second Extension, the Third Extension, and the Fourth Extension and all other documents executed by Borrower in connection with the loan evidenced by the Note shall remain in full force and effect without modification or change.

5.           Agreement Controlling. When the terms and provisions contained in the Note and the Loan Agreement conflict with the terms and provisions contained in this Agreement, the terms and provisions herein contained shall prevail, and that as extended by this Agreement, the Loan Documents are hereby ratified and confirmed in all respects.

6.           No Other Changes; Parties Bound. This Agreement may not be changed or terminated orally, the covenants contained in this Agreement shall bind the Borrower, its heirs, representatives, successors and assigns, and shall inure to the benefit of Sterling, and its successors and assigns.

In witness thereof, the Lender, Borrower and Guarantor have executed this Agreement as of the date set forth above.

STERLING NATIONAL BANK

By:	/s/ Peter E. Gardner
Peter E. Gardner
Vice President

MANHATTAN BRIDGE CAPITAL, INC.

By:	/s/Assaf Ran
ASSAF RAN, President

/s/Assaf Ran
ASSAF RAN, individually as
Guarantor

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of December, 2014, before me personally appeared Peter E. Gardner, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Michael Anthony Carbonaro
Notary Public

[NOTARY STAMP]

STATE OF NEW YORK	)
) ss.:
COUNTY OF QUEENS	)

On the 11th day of December, 2014 before me personally appeared ASSAF RAN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Man Shu Vanessa Kao
Notary Public

[NOTARY STAMP]